SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 22nd day of June, 1995.

                    SYNOVUS FINANCIAL CORP.
                    (Registrant)

                    By:/s/James H. Blanchard
                       James H. Blanchard,
                       Chairman of the Board and
                       Principal Executive Officer

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ William B. Turner                                 Date: June 22, 1995
William B. Turner,
Director and Chairman of
the Executive Committee


/s/ James H. Blanchard                                Date: June 22, 1995
James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


/s/ James D. Yancey                                   Date: June 22, 1995
James D. Yancey,
Vice Chairman of the Board


/s/ Joe E. Beverly                                    Date: June 22, 1995
Joe E. Beverly,
Vice Chairman of the Board


/s/ Stephen L. Burts, Jr.                             Date: June 22, 1995
Stephen L. Burts, Jr.,
President, Principal Financial
Officer and Director


/s/ G. Sanders Griffith, III                          Date: June 22, 1995
G. Sanders Griffith, III,
Executive Vice President,
General Counsel and Secretary


/s/ Thomas J. Prescott                                Date: June 22, 1995
Thomas J. Prescott,
Executive Vice President, Treasurer
and Principal Accounting Officer


/s/ Jay C. McClung                                    Date: June 22, 1995
Jay C. McClung
Executive Vice President


                                                      Date:
Daniel P. Amos,
Director


/s/ Richard Y. Bradley                                Date: June 22, 1995
Richard Y. Bradley,
Director


/s/ George C. Woodruff, Jr.                           Date: June 22, 1995
George C. Woodruff, Jr.,
Director


/s/ Salvador Diaz-Verson, Jr.                         Date: June 22, 1995
Salvador Diaz-Verson, Jr.,
Director


/s/ Gardiner W. Garrard, Jr.                          Date: June 22, 1995
Gardiner W. Garrard, Jr.,
Director


/s/ H. Lynn Page                                      Date: June 22, 1995
H. Lynn Page,
Director


/s/ John T. Oliver, Jr.,                              Date: June 22, 1995
John T. Oliver, Jr.,
Director


/s/ John L. Moulton                                   Date: June 22, 1995
John L. Moulton,
Director


/s/ V. Nathaniel Hansford                             Date: June 22, 1995
V. Nathaniel Hansford,
Director


/s/ Richard E. Anthony                                Date: June 22, 1995
Richard E. Anthony,
Director


/s/ Mason H. Lampton                                  Date: June 22, 1995
Mason H. Lampton,
Director


/s/ Elizabeth C. Ogie                                 Date: June 22, 1995
Elizabeth C. Ogie,
Director


                                                      Date:
C. Edward Floyd,
Director


                                                      Date:
Robert V. Royall, Jr.
Director




     Pursuant to the requirements of the Securities Act of 1933, as amended, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Georgia on the 22nd day of June, 1995.

                    Synovus Financial Corp.
                    Employee Stock Purchase Plan

                    By:/s/ G. Sanders Griffith, III
                         G. Sanders Griffith, III
                         Executive Vice President
                         Synovus Financial Corp.